UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2005

NACCO Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9172	34-61505819

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 Landerbrook Drive
Mayfield Heights, Ohio		44124-4017

(Address of principal executive offices)		(Zip Code)

     Registrant’s telephone number, including area code (440) 449-9600

N/A

(Former name or former address, if changed since last report.)

          Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 10.1 NACCO Ind. 2005 Annual Incentive Comp Plan
Exhibit 10.2 N. American Coal 2005 Annual Incentive Comp Plan
Exhibit 10.3 NMHG Inc. 2005 Annual Incentive Comp Plan
Exhibit 10.4 Hamilton Beach/Procter Silex 2005 Annual Incentive Comp Plan
Exhibit 10.5 The Kitchen Collection 2005 Annual Incentive Comp Plan

Item 1.01 Entry into a Material Definitive Agreement.

     On March 29, 2005, NACCO Industries, Inc. (“NACCO”), The North American Coal Corporation (“NA Coal”), NACCO Materials Handling Group, Inc. (“NMHG”), Hamilton Beach/Proctor-Silex, Inc. (“HB/PS”) and The Kitchen Collection, Inc. (“KCI”) each adopted a 2005 Annual Incentive Compensation Plan (respectively, the “NACCO Annual Incentive Plan,” the “NA Coal Annual Incentive Plan,” the “NMHG Annual Incentive Plan,” the “HB/PS Annual Incentive Plan” and the “KCI Annual Incentive Plan”) for the benefit of certain of their respective employees, including executive officers.

     Additionally, as described further below, performance criteria were established for (a) the NACCO Annual Incentive Plan, the NACCO Industries, Inc. Supplemental Annual Incentive Compensation Plan, as amended and restated effective as of January 1, 2001 (the “Supplemental Plan”), the NA Coal Annual Incentive Plan, the NMHG Annual Incentive Plan, the HB/PS Annual Incentive Plan and the KCI Annual Incentive Plan (collectively referred to herein as the “Annual Incentive Plans”), and (b) the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (the “NACCO LTIP”), the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (the “NMHG LTIP”), the NACCO Materials Handling Group, Inc. Senior Executive Long-Term Incentive Compensation Plan (the “NMHG Senior Executive LTIP”), the Hamilton Beach/Proctor-Silex, Inc. Long-Term Incentive Compensation Plan (the “HB/PS LTIP”), the Hamilton Beach/Proctor-Silex, Inc. Senior Executive Long-Term Incentive Compensation Plan (the “HB/PS Senior Executive LTIP”) and The Kitchen Collection, Inc. Long-Term Incentive Compensation Plan (the “KCI LTIP”) (collectively referred to herein as the “LTIPs”).

     The Annual Incentive Plans provide that each participant is eligible to earn a target incentive award during the award term of January 1, 2005 to December 31, 2005. Final awards for each individual under the Annual Incentive Plans are based on the participant’s target award measured against established performance criteria and, for all such plans except the Supplemental Plan, performance by the participant against individual goals. The Compensation Committee of the Board of Directors of each of NACCO, NA Coal, NMHG, HB/PS and KCI (collectively referred to herein as the “Compensation Committees”), in its discretion, may also increase or decrease awards under its respective Annual Incentive Plan (except for the Supplemental Plan pursuant to which awards may be decreased, but not increased) and, except for the Supplemental Plan, may approve the payment of awards where performance would otherwise not meet the minimum criteria set for payment of awards. Awards under the Annual Incentive Plans range from 0% to 150% of the participant’s target award amount.

     For 2005, the performance criteria under the Annual Incentive Plans are as follows:

•	NACCO Annual Incentive Plan: 60% of the award is based on the performance criteria (other than return on total capital employed) established under the Annual Incentive Plans for NACCO’s subsidiaries and 40% of the award is based on NACCO’s consolidated return on total capital employed;

•	Supplemental Plan: NACCO’s consolidated return on total capital employed;

•	NA Coal Annual Incentive Plan: NA Coal’s net income, economic value income and support costs;

•	NMHG’s Annual Incentive Plan: NMHG’s return on total capital employed, net income and market share;

•	HB/PS Annual Incentive Plan: HB/PS’ return on total capital employed, net income and revenue; and

•	KCI Annual Incentive Plan: KCI’s return on total capital employed, net income and sales development.

     Final incentive awards under the Annual Incentive Plans will be determined by the respective Compensation Committees following December 31, 2005. Final awards will be paid in cash to participants, less applicable federal, state and local income tax, social security and other standard withholdings and deductions, no later than March 15, 2006.

     The performance criteria under the LTIPs for awards granted after the conclusion of the specified periods are as follows:

•	NACCO LTIP: (a) for base period LTIP awards, NACCO’s consolidated return on total capital employed from January 1, 2005 through December 31, 2006, and (b) for consistent performance LTIP awards, NACCO’s consolidated return on total capital employed from January 1, 2005 through December 31, 2009;

•	NMHG LTIP: NMHG’s return on total capital employed from January 1, 2005 through December 31, 2005;

•	NMHG Senior Executive LTIP: NMHG’s return on total capital employed from January 1, 2005 through December 31, 2006;

•	HB/PS LTIP: HB/PS’ return on total capital employed from January 1, 2005 through December 31, 2005;

•	HB/PS Senior Executive LTIP: HB/PS’ return on total capital employed from January 1, 2005 through December 31, 2006; and

•	KCI LTIP: KCI’s return on total capital employed from January 1, 2005 through December 31, 2005.

Exhibits to Current Report on Form 8-K

     Each of the NACCO Annual Incentive Plan, the NA Coal Annual Incentive Plan, the NMHG Annual Incentive Plan, the HB/PS Annual Incentive Plan and the KCI Annual Incentive Plan is attached to this Current Report on Form 8-K and is hereby incorporated herein by reference. Each of the foregoing summaries of such plans is qualified in its entirety by reference to the full text of such plan, attached hereto as an exhibit.

Item 9.01 Financial Statements and Exhibits.

          (c) Exhibits.

Exhibit No.	Exhibit Description
10.1	NACCO Industries, Inc. 2005 Annual Incentive Compensation Plan, effective as of January 1, 2005.

10.2	The North American Coal Corporation 2005 Annual Incentive Compensation Plan, effective as of January 1, 2005.

10.3	NACCO Materials Handling Group, Inc. 2005 Annual Incentive Compensation Plan, effective as of January 1, 2005.

10.4	The Hamilton Beach/Proctor-Silex, Inc. 2005 Annual Incentive Compensation Plan, effective as of January 1, 2005.

10.5	The Kitchen Collection, Inc. 2005 Annual Incentive Compensation Plan, effective as of January 1, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NACCO INDUSTRIES, INC.
By:	/s/ Charles A. Bittenbender
	Name:	Charles A. Bittenbender
	Title:	Vice President, General Counsel and Secretary

Date: April 1, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	NACCO Industries, Inc. 2005 Annual Incentive Compensation Plan, effective as of January 1, 2005.

10.2	The North American Coal Corporation 2005 Annual Incentive Compensation Plan, effective as of January 1, 2005.

10.3	NACCO Materials Handling Group, Inc. 2005 Annual Incentive Compensation Plan, effective as of January 1, 2005.

10.4	The Hamilton Beach/Proctor-Silex, Inc. 2005 Annual Incentive Compensation Plan, effective as of January 1, 2005.

10.5	The Kitchen Collection, Inc. 2005 Annual Incentive Compensation Plan, effective as of January 1, 2005.